                                  SCHEDULE 14A
             (RULE 14a101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /
      Check the appropriate box:
      / /        Preliminary Proxy Statement (revised)
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                        WHITE CAP INDUSTRIES, INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                common stock
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------
/X/        Fee paid previously with preliminary materials.
/X/        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                $33,925.94
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                Schedule 14A
                ------------------------------------------------------------
           (3)  Filing Party:
                White Cap Industries, Inc.
                ------------------------------------------------------------
           (4)  Date Filed:
                August 18, 1999
                ------------------------------------------------------------

Notes:

                           WHITE CAP INDUSTRIES, INC.
                          COSTA MESA, CALIFORNIA 92626

                            ------------------------

                      NOTICE OF POSTPONED SPECIAL MEETING
                          TO BE HELD FEBRUARY 7, 2000

                             ---------------------

    This notice relates to a special meeting of stockholders of White Cap Industries, Inc. originally scheduled to be held at the DoubleTree Hotel, 3050 Bristol Street, Costa Mesa, California, on January 21, 2000 at 11:00 a.m., local time. The special meeting was called to allow White Cap stockholders to consider and vote upon a merger agreement providing for the merger of White Cap and WC Recapitalization Corp., a newly-formed company organized by Leonard Green & Partners, L.P.

    The Board of Directors has determined to postpone its special meeting of stockholders to February 7, 2000 at 9:00 a.m. (THE MEETING WILL STILL BE HELD AT THE DOUBLETREE HOTEL IN COSTA MESA, CALIFORNIA.) In addition, the record date has been reset to January 18, 2000. The Company has reset the record and meeting dates in order to ensure compliance with the technical requirements of applicable state laws. At the close of business on the record date, there were approximately 10,765,136 shares of White Cap common stock outstanding held by 195 record holders. Only holders of record of White Cap common and preferred stock on the record date shall be entitled to notice of, and only holders of record of White Cap common stock shall be entitled to vote at, the special meeting or any adjournment of the meeting. This notice is first being mailed to White Cap stockholders on January 18, 2000.

    The enclosed proxy statement, a copy of which you may have already received, provides you with a summary of the proposed merger and additional information. If you have not already, you should give this information your careful consideration (although you should disregard the date of the special meeting and record date which have since been changed). Please note that the merger agreement described in the enclosed proxy statement has since been amended, as of January 18, 2000, to reflect that it may be terminated by either party if the merger is not completed before March 31, 2000. The financing commitments made in connection with the merger as described in the enclosed proxy statement have been correspondingly extended to March 31, 2000. Finally, with this notice we are including the documents we incorporated by reference in the proxy statement for your convenience.

    Your vote is very important. Whether or not you plan to attend the special meeting, please take the time to vote by completing, signing, dating and mailing the enclosed proxy card. If you have already voted your proxy card (previously delivered to you) and you do not wish to change your vote, you do not need to return this second proxy card.

                                          By Order of the Board of Directors

                                          /s/ Dan Tsujioka
                                          --------------------------------------

                                          Mr. Dan Tsujioka

                                          VICE PRESIDENT AND SECRETARY

January 18, 2000

-------------------------------------------------------------------------------

                        WHITE CAP INDUSTRIES, INC. PROXY
               3120 AIRWAY AVENUE, COSTA MESA, CALIFORNIA 92626

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Chris Lane and Dan Tsujioka, and each of them, with full power of substitution, as attorneys and proxies to appear and vote, as designated below, all of the shares of White Cap Industries, Inc.

held of record by the undersigned on January 18, 2000 at the special meeting of shareholders to be held on February 7, 2000 or at any postponements or adjournments thereof.

    COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE



                 (CONTINUED AND TO BE SIGNED ON OTHER SIDE)


-------------------------------------------------------------------------------

/X/  PLEASE MARK YOUR VOTES
     AS IN THIS EXAMPLE USING
     DARK INK ONLY.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE PROPOSALS BELOW.



                                                    FOR     AGAINST    ABSTAIN
1. MERGER PROPOSAL--To approve the merger of      /    /    /    /    /    /
   WC Recapitalization Corp. with and into White
   Cap Industries, Inc. in accordance with an Agreement and Plan of Merger dated July 21,
   1999, as described in the accompanying proxy statement, and as amended.

                                                    FOR     AGAINST    ABSTAIN
2. OTHER MATTERS--To consider and act upon any     /    /    /    /    /    /
   other matters that may properly come before the special meeting or any adjournment of the special meeting.

                                                    FOR     AGAINST    ABSTAIN
                                                   /    /    /    /    /    /
3. POSTPONEMENT OR ADJOURNMENT--To postpone or adjourn the special meeting if necessary to permit further solicitation of proxies.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.



-------------------------    -------------------------------   Dated:
       Signature               Signature (if held jointly)           -----------

The above signature acknowledges receipt of the Notice of Special Meeting of Shareholders dated January 18, 2000 and Proxy Statement dated December 13, 1999. (If signing as an attorney, executor, trustee, or guardian, please give your full title as such. If shares are held jointly, each holder should sign.)